UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4410 Rosewood Drive

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2017, the Compensation Committee of ZELTIQ approved corporate bonuses (“Bonuses”) to the Executive Officers for ZELTIQ’s achievement of corporate performance during 2016. The amounts of the Bonuses were as follows:

Officer	Title	Bonus
Mark Foley	President and Chief Executive Officer	$1,011,463
Patrick Williams	Former Chief Financial Officer	$57,113
Taylor Harris	Senior Vice President and Chief Financial Officer	$273,576
Keith J. Sullivan	Former Chief Commercial Officer and President, North America	$456,311
Todd Zavodnick	President, International	$439,698
Sergio Garcia	Senior Vice President, General Counsel and Secretary	$246,194

Item 8.01.	Other Events.

As previously disclosed on February 13, 2017, ZELTIQ Aesthetics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Allergan Holdco US, Inc., a Delaware corporation (“Parent”), and Blizzard Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger”). The Company is filing this Current Report on Form 8-K to provide certain updates in respect of the proposed Merger. The following information should be read in conjunction with the preliminary proxy statement relating to the proposed Merger (the “Proxy Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 9, 2017, which should be read in its entirety.

Litigation Relating to the Merger

On March 13, 2017, Michael Kreindler, a purported stockholder of the Company (the “Plaintiff”), filed a putative class action complaint against the Company and the members of the Company’s Board of Directors (the “Board”) in the United States District Court for the Northern District of California (the “District Court”). This case is captioned Kreindler v. Zeltiq Aesthetics, Inc., Case No. 17-cv-1353. The complaint alleges that (1) the Company and the members of the Board violated Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder, by filing the Proxy Statement, which allegedly fails to disclose and/or misrepresents material information about the proposed Merger, and (2) the members of the Board, as control persons of the Company, violated Section 20(a) of the Exchange Act in connection with the filing of the allegedly materially deficient Proxy Statement. The Plaintiff has asked the District Court to, among other things, (i) declare the Proxy Statement is materially false or misleading, (ii) preliminarily and permanently enjoin the defendants from proceeding with the proposed Merger, and (ii) in the event the proposed Merger is consummated, rescind the proposed Merger or grant rescissory damages. The Company believes these claims are without merit and intends to vigorously defend this action. The Company cannot predict the outcome of or estimate the possible loss or range of loss from this matter. It is possible that additional, similar complaints may be filed or the complaint described above is amended. If this occurs, the Company does not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contain allegations that are substantially distinct from those made in the pending action described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on beliefs at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “intend,” “believes,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger, the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the results of the litigation matter described herein, or any other litigation that may arise in the future, could prohibit or delay the proposed Merger. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed Merger, the Company has filed and will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.zeltiq.com or by contacting ZELTIQ Aesthetics Investor Relations at (925) 474-2500.

The Company, Parent and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the special interests of the Company’s directors and executive officers in the proposed transaction has been and will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from ZELTIQ Aesthetics Investor Relations as described above. Information about Parent’s directors and executive officers can be found in Allergan’s definitive proxy statement filed with the SEC on March 25, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Parent’s website at www.allergan.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: March 15, 2017	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary